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                                                                    EXHIBIT 10.3



                           HASKEL INTERNATIONAL, INC.



                        1995 INCENTIVE STOCK OPTION PLAN





                 1. Purpose. This Incentive Stock Option Plan (the "Plan"), is intended to provide incentives to employees of Haskel International, Inc. (the "Company") and its subsidiaries, by providing them with opportunities to purchase Class A Common stock in the Company as a form of additional compensation for performance of services to the Company pursuant to options granted hereunder ("Options"). As used herein, the term "subsidiary" has the meaning assigned to it in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

                 2. Administration of the Plan. The Plan shall be administered by the Stock Option Committee (the "Committee") consisting of members of the Board of Directors of the Company (the "Board") who are disinterested directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Subject to the terms of the Plan, the Committee shall have authority to determine the persons to whom Options shall be granted, the number of shares covered by each Option, times at which Options shall be granted, the terms and provisions of the instruments by which Options shall be evidenced and modify outstanding options by issuing new options which will replace all or some of the existing options and will have new and different terms. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be






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liable for any action or determination made in good faith with respect to the
Plan or any Option granted under it.

                 The Committee may select one of its members as its Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee without a meeting, shall be the valid acts of the Committee.

                 3. Eligible Employees. Options may be granted to any employee of the Company or any subsidiary. Granting of any Option to any such person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of options.

                 4. Stock. The stock subject to the Options shall be authorized but unissued shares of Class A Common stock of the Company (the "Class A stock"), or shares of Class A stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is two hundred forty thousand (240,000), plus the number of shares resulting from options that lapse from nonexercise of options that were originally granted under the 1989 Incentive Stock Option Plan and Stock Option Plan, subject to adjustment as provided in
Section 13 herein. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for grants of Options under the Plan.

                 5. Granting of Options. Options may be granted under the Plan at any time within ten (10) years from the date the Plan is adopted. The date of grant of an Option under the Plan shall be the date specified by the Committee





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at the time it awards the Option, provided, however, that such date shall not be prior to the date of award.

                 6. Minimum Option Price. The price per share specified in each Option granted under the Plan shall in no event be less than the fair market value per share of Class A stock on the date of such grant. In the case of an Option to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any subsidiary, the price per share specified in each Option shall not be less than one hundred ten percent (110%) of the fair market value per share of Class A stock on the date of grant, and such Option, by its terms, shall not be exercisable after the expiration of five (5) years from the date the Option is granted. For purposes of this Plan, "fair market value" of stock shall mean the closing price of the Company's Class A stock as reported on the Nasdaq National Market on the previous trading day.

                 7. Option Duration. Subject to earlier termination as provided in Sections 6, 9 and 10, each Option shall expire on the date specified by the Committee, but not more than ten (10) years from the date of grant. The Committee may extend the term of any previously granted Option provided that such Option, as extended, expires within ten (10) years of its original date of grant.

                 8. Exercise of Option. Subject to the provisions of Sections 9 through 12, each Option granted under the Plan shall be exercisable as follows:

                          A. The Option shall become exercisable in such installments as the Committee may specify.

                          B. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.





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                          C.      Each Option or installment may be exercised
         at any time, or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                          D. The Committee shall have the right to accelerate the date or dates on which any installment may be exercised.

                          E. There is a minimum six (6) month holding period between the time of the grant of the option and the disposition of the underlying shares for all directors and executive officers of the Company.

                 9. Termination of Employment. If an optionee ceases to be employed by the Company or any subsidiary other than by reason of death, no further installments of optionee's Options shall become exercisable, and optionee's Options shall terminate after passage of three (3) months from the date of termination of optionee's employment (one [1] year in the case of an employee who is disabled within the meaning of Code Section 22(e)(3)), but in no event later than on their specified expiration dates. Whether leave of absence by approval of the Company or by reason of military or governmental service constitutes employment for purposes of the Plan shall be conclusively determined by the Committee. Nothing in the Plan shall be deemed to give any optionee the right to be retained in employment by the Company or its subsidiaries for any period of time. Options granted under the Plan shall not be affected by any change of employment within or among the Company and its subsidiaries, so long as the optionee continues to be an employee of the Company or one of its subsidiaries. For purposes of this Paragraph 9, a director shall be deemed to be employed by the Company of which he is a director.

                 10. Death. If an optionee dies, any Option of optionee may be exercised, to the extent of the number of





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shares with respect to which optionee could have exercised it on the date of optionee's death, by optionee's estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option's specified expiration date or three (3) months from the date of the optionee's death. The Option shall terminate on the earlier of such dates.

                 11. Nonassignability. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act, or the rules thereunder, and during the lifetime of the optionee each Option shall be exercisable only by optionee.

                 12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 6 through 11 hereof, and may contain such other provisions, as the Committee deems advisable, which are not inconsistent with the Plan, including restrictions applicable to shares of Class A stock issuable upon exercise of Options.

                 13. Adjustments. Upon the happening of any of the following described events, an optionee's rights with respect to Options granted hereunder shall be adjusted as hereinafter provided:

                          13.1 In the event the shares of Class A stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Class A stock shall be exchanged





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         for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Class A stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Class A stock which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange; and

                          13.2 In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which optionee is exercising optionee's Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as optionee would have received if optionee had been the holder of the shares as to which optionee is exercising optionee's Option at all times of its exercise.

                          Upon the happening of any of the foregoing events,
the class and aggregate number of shares set forth in Section 4 hereof which are subject to Options which have heretofore been or may hereafter be granted under the Plan shall also be appropriately adjusted to reflect the events specified in subparagraphs 13.1 and 13.2 above. The Committee shall determine the adjustments to be made under this Section 13, and its determination shall be conclusive.





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                 14.      Exercise of Options.  An Option (or any part or
installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised and shall state that payment shall be made in not more than fifteen
(15) days after the Company gives the optionee notice that the share certificate is ready to deliver. Payment and delivery shall be concurrent. Payment shall be by full payment of the purchase price therefor either (i) in United States dollars in cash or by cashier's check or bank draft, or (ii) at the discretion of the Optionee, through delivery of previously owned shares of Class A stock of the Company (which, as to employee directors and executive officers, the optionee has held at least six (6) months prior to delivery of such shares and for which the optionee has good title free and clear of all liens and encumbrances), having a fair market value equal as of the date of the exercise to the option purchase price, (iii) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (iv) at the discretion of the Optionee, by a combination of (i) and (ii) above. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (ii) through (iv). The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by optionee's Option until the date of issuance of a stock certificate to optionee for such shares. The Company shall issue such share certificate within thirty (30) days of receipt of notice of exercise. Adjustment, and payment for dividends, if applicable, shall be made for dividends or similar rights for which the record date is after the exercise of the Option but before the date such stock certificate is issued.





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In no event shall fractional shares be purchased or issued under the Plan.

                 15. Term and Amendment of Plan. The Plan shall expire on the date ten (10) years after the date on which the Plan was adopted by the stockholders (except as to Options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time. The Board may also, at any time, amend or revise the plan subject to any requirement of shareholder approval required by applicable law, including Rule 16b-3 under the Exchange Act and Section 422 of the Code; provided, however, that without stockholder approval:

                          A. The total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to Section 13);

                          B. The provisions of Section 3 regarding eligibility may not be modified;

                          C. The provisions of Section 6 regarding the exercise price at which shares may be offered pursuant to Options may not be modified (except by adjustment pursuant to Section 13); and

                          D. The expiration date of the Plan may not be extended.

In no event may action of the Board of Directors or stockholders alter or impair the rights of an optionee, without optionee's consent, under any Option previously granted to him.

                 16. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

                 17. Governmental Regulation. The Company's obligation to sell and deliver shares of the Class A stock under this Plan is subject to the approval of any governmental





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authority required in connection with the authorization, issuance or sale of such shares.

                 18. Governing Law. The validity and construction of the Plan and the instruments evidencing Options shall be governed by California Law.

                 19. Company Disclosure. The Company and its officers, directors, employees, attorneys and agents are not rendering advice as to the desirability of investment in the stock covered by the Options and all persons receiving Options are advised to consult with their own legal, tax, financial or other advisers as to the consequence of receiving Options or purchasing the underlying shares.

                 20. Foreign Subsidiaries. This Plan may be amended to provide special additional terms (but no lesser terms) for employees of foreign subsidiaries to provide that their options qualify for tax benefits under the laws of the country of such employee's domicile.





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                           HASKEL INTERNATIONAL, INC.

                     1995 INCENTIVE STOCK OPTION AGREEMENT



                 This Agreement is entered into as of ____________, by and between Haskel International, Inc., a California corporation (the "Company") and __________________ ("the Optionee").

                 The parties covenant and agree as follows:

                 1. Grant of Option. The Company hereby grants to the Optionee an option to purchase __________ (______) shares of Company's Class A Common Stock (the "Option") pursuant to the conditions set forth in the Company's 1995 Incentive Stock Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit "A," and is incorporated herein in its entirety by reference. The Optionee hereby accepts the Option granted herein subject to the terms and provisions set forth in the Plan and the additional terms and provisions contained in this Agreement.

                 2. Purchase Price; Adjustments. The price at which the shares may be purchased is ______________________ Dollars ($_____) per share. Both the price and number of shares that may be purchased are subject to adjustment as provided in the Plan.

                 3. Option Exercise Period. The period for exercising the Option (the "Exercise Period") shall be the period beginning ____________, provided the Optionee has been continuously employed with the Company to that date (the "Commencement Date"), and ending ____________, ten (10) years from the date of this Agreement (the "Expiration Date"). The Option may be exercised at any time and from time to time during the Exercise Period as follows:

                          (a)     As to ______ percent (__%) of the Option
shares on or after ____________;


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                          (b)     As to an additional ______ percent (__%) of
         the Option shares on or after ______ of each year thereafter through and including ____________.

                          (c) During the entire period in which the Option is exercisable, it may be exercised as to any number of shares theretofore vested. Any unexercised portion of the Option will expire on the Expiration Date.

                 4. Exercise of Option on Termination or Death. In the event of the termination of the Optionee's employment or death, the Option shall be exercisable no later than three (3) months following Optionee's death or date of termination of employment, as the case may be. In the event the Optionee's employment terminates due to disability, the Option shall be exercisable no later than one (1) year from the date of termination of employment. The Option shall only be exercisable as to the number of shares, if any, as to which such Option was exercisable immediately prior to the Optionee's death or other termination of employment, as the case may be.

                 5. Manner of Exercise. The Option shall be exercised by delivering written notice to the Company at its principal place of business. The notice shall specify that the Option is being exercised, the number of shares as to which the Option is being exercised, the Optionee's social security number and the address to which the stock certificate should be delivered. Payment for the exercise of the Option is to be included with the notice. The Company shall use its best efforts to cause its transfer agent to issue and deliver the stock certificate evidencing such shares within thirty
(30) days of receipt by the Company of notice of exercise and payment in full. Payment of the purchase price shall be either (i) in United States dollars in cash or by cashier's check, or (ii) at the discretion of the





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Optionee, through delivery of shares of Class A Common Stock of the Company
(which, as to employee directors and executive officers, the Optionee has held at least six (6) months prior to delivery of such shares and for which the Optionee has good title free and clear of all liens and encumbrances), having a fair market value equal as of the date of the exercise to the Option purchase price, or (iii) by a combination of (i) and (ii) above.

                 6. Nontransferability. The Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.

                 7. Securities Act. Notwithstanding Paragraph 3 above, the Stock Option Committee of the Board of Directors may, in its discretion, require as a condition to the exercise of the Option granted hereunder, that either (a) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act, with respect to the shares reserved for issue upon the exercise of such Option shall have become effective and remain effective, or (b) the person who shall exercise any Option shall represent and agree that any and all shares purchased under such Option are being purchased for investment and not with a view to the distribution thereof; provided, however, that this representation and agreement shall not be applicable if an effective Registration Statement under the Securities Act of 1933, as amended, or any succeeding act, shall be in effect on the date of exercise, with respect to the shares reserved for issue upon the exercise of such Option. The Option granted hereunder shall be subject to further requirements that, if at any time the Board of Directors or the Stock Option Committee shall determine in their discretion that the listing or qualification of the shares of Common Stock subject to such Option under any securities exchange requirements or under any applicable law, or the consent or





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approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with the issue of shares hereunder, the Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors or the Stock Option Committee.

                  8. Exchange Act. It is intended that this Agreement and the Plan will comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as applicable during the term of this Agreement. Should the requirements of such Rule change, the Company may, at its discretion, amend this Agreement to comply with the applicable requirements of said Rule, or its successor provision or provisions.

                  9. Performance. All performances required under this Agreement shall be at the Company's offices in Burbank, California.

                 10. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the day of service if personally served on the party to whom the notice is to be given, or within three (3) days after mailing, if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, return receipt requested and properly addressed to the party at his address set forth below or to any other address that any party may designate by written notice to the others.

                 If to Company:         Haskel International, Inc.
                                        100 East Graham Place
                                        Burbank, CA  91502





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                 If to Optionee:  ______________________________
                                  c/o Haskel International, Inc.
                                  100 East Graham Place
                                  Burbank, CA  91502



                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.





HASKEL INTERNATIONAL, INC.                 OPTIONEE





By
   ---------------------------             ----------------------------
   R. Malcolm Greaves
   President





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